UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08371

T. Rowe Price Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Real Estate Fund	June 30, 2009

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

A strong rally in real estate securities during the second quarter helped mitigate larger losses in the first quarter, although returns remained negative through the first half of 2009. The recent rally was fueled by investor hopes that the worst of the economic recession had perhaps passed. Also contributing to the rally was the favorable reception to equity offerings that helped reduce leverage levels and provided more time for companies to address upcoming debt maturities. Your fund fully participated in the rally, surpassing results for the Wilshire index in the six-month period through June and performing almost in line with the Lipper index.

The fund returned -9.56% during the past six months, compared with -12.73% for the Wilshire Real Estate Securities Index and -9.36% for the Lipper Real Estate Funds Index. (The returns for the Advisor Class shares were slightly different, reflecting its separate fee structure.) The losses for the first half of the year occurred largely during the first quarter: A strong second-quarter rally was not enough to put performance in positive territory. It is worth observing that, while the S&P 500 Index generated an average annual total return of -2.22% for the 10 years ended June 30, 2009, your fund’s average annual total return for the same period was 6.06% . (See the Growth of $10,000 chart following this letter for the fund’s 10-year performance figures.) Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please contact a T. Rowe Price representative at 1-800-225-5132 (fund) or 1-800-638-8970 (Advisor Class). Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions.

DIVIDEND DISTRIBUTION

On June 25, 2009, your fund’s Board of Directors declared a second-quarter income dividend of $0.12 per share ($0.11 per share for the Advisor Class), payable to shareholders of record on that day. The dividend was paid on June 29, 2009. You should have received a check or statement reflecting this dividend. The most recent dividend distribution brings total dividends paid in 2009 to $0.33 per share ($0.31 for the Advisor Class shares).

MARKET ENVIRONMENT AND STRATEGY

Pundits talked a lot about so-called “green shoots” in the second quarter to indicate that the economy might be getting stronger or at least that its rate of deterioration might be slowing. Improvements in economic conditions would be welcome news, although we’ll only know in hindsight when the economic recovery has begun.

Spurred on by green shoots of optimism, investors reacted positively and propelled stocks in the broader market indices. The S&P 500 advanced 15.93% during the second quarter, which enabled it to overcome a first-quarter deficit and offer a positive year-to-date return through June. Real estate securities also participated in the second-quarter rally and benefited from other catalysts specific to the sector. In fact, real estate investment trusts (REITs) were up even more than the S&P 500 during the past three months, but greater losses in the first quarter overshadowed the rally.

Still, the rally in REITs was a welcome change from the recent series of losses. Not only were investors encouraged by the prospects of an improving economy, but they also reacted positively to capital-raising activities conducted by many REITs during the quarter. Specifically, billions of dollars in equity were raised in a series of follow-on offerings during the period. While the additional shares proved dilutive to earnings, investors were nonetheless enthusiastic about the further deleveraging of REIT balance sheets. Indeed, prior to these offerings, REITs seemed to be in something of a confidence death spiral as investors fretted that looming near-term debt maturities could not be satisfied, leading to default. This deleveraging is probably not yet over, nor is the danger posed by other debt maturities, but near-term financing risks were reduced, some breathing room was achieved, and REITs offered proof that access to capital was feasible, albeit at a price.

While the REITs engaged in deleveraging activities, the credit markets improved as borrowing costs—although still high—fell from seemingly absurd levels. Still, interest rates remained relatively high despite their decline, and a general liquidity crunch persisted, resulting in a paralyzed property transaction market with few properties trading hands in historical terms. The valuation gap between the amount sellers want to receive and the amount buyers are willing to pay remains wide. A period of reckoning appears to be approaching as late-vintage property loans begin to mature, and some current owners may find it impossible to refinance their loans. These landlords will likely be forced to part with their properties, whether voluntarily or involuntarily. Potential buyers may also be unable to obtain cost-effective financing, causing the properties to default to lenders who did not expect to become owners. These unusual situations could lead to distressed valuations and place continued pressure on commercial real estate owners and lenders.

On a positive note, distressed situations may also provide lucrative opportunities for those in a position to capitalize on them. Perhaps it will be REITs with access to public capital markets that will be in the best position to take advantage of these emerging opportunities.

PORTFOLIO REVIEW

Our belief that the credit markets need to heal before the equity markets can heal figured into our decision to invest in several REIT convertible bonds. These investments paid off handsomely during the first six months, with all of our bonds providing positive total returns during this period. Indeed, it may surprise shareholders to know that the debentures of the bankrupt General Growth Properties generated our best overall contribution to performance. The company declared a much-publicized bankruptcy, and yet the bonds more than doubled in value afterward. While we see the potential for additional gains in the securities, we decided to trim our position on strength in deference to the inherent risk. We also harvested profits from other convertible bonds following strong performance and eliminated the debentures of Vornado Realty Trust, Weingarten Realty Investors, and Boston Properties. (Please refer to our portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Regional mall stocks remained under pressure during the first quarter of 2009, hurting fund performance, and it was during this time that we initiated a position in Taubman Centers, an owner of some of the most productive malls in the United States. Regional mall stocks subsequently staged a strong rally in the second quarter. Healthcare Realty Trust is another new position for the fund. Shareholders may recall that we have had reservations in the past about owning healthcare-related REITs. However, we are attracted to Healthcare Realty Trust’s differing business model, which focuses largely on on-campus buildings immediately adjacent to critical assets. We think this offers a “location, location, location” element that we have often found lacking in other healthcare investments.

We also added a position in Washington Real Estate Investment Trust. As the name implies, this REIT focuses largely on opportunities around the greater D.C. metropolitan area. We expect sizable government employment in the area to provide a relatively stable element of demand throughout various economic scenarios. We are optimistic that a new CFO, recently hired from outside the firm, will help invigorate this organization.

As mentioned earlier, there were several follow-on equity offerings during the period, and we took the opportunity to add to existing positions in Simon Property Group, Kimco Realty, Vornado Realty Trust, and Kilroy Realty.

OUTLOOK

We believe the major factors weighing on the commercial real estate sector are largely intertwined: the health of the economy, the job market, and the credit markets. Foremost, commercial real estate is suffering from a lack of user demand related to economic weakness and the lack of job growth. Absorption of property space has long been tied to employment levels, which remain anemic. Although the government has enacted a historic stimulus package, already there is talk of a need for additional stimulus. Regardless, any government stimulus typically takes some time to work its way into the economy with visible results.

While continued distress in the commercial real estate segment would certainly pressure our sector, we believe it could also pose a serious threat to the health of financial institutions and, hence, to the broader economy. A resolution to the issue of refinancing commercial real estate debt needs to be addressed if we are to avoid serious consequences. Fortunately, the government seems to be aware of the situation, although it has yet to fully address the issue. Meanwhile, we hope credit markets will improve further, and we expect the Fed to keep short-term rates low in coming months.

There are other reasons for optimism regarding our sector. First, our investments are public securities that tend to be priced daily by forward-looking investors, many of whom believe the securities have already priced in the forecasted correction in the private market. Second, the public REIT sector has demonstrated an ability to access the capital markets and may well be in the best position to take advantage of opportunities presented by distress in the private market. Third, we are quite hopeful that the relative lack of new property construction may set the stage for a lengthy and robust recovery when positive economic activity resumes.

We would like to thank you for your continued support and confidence during these challenging times.

Respectfully submitted,

David M. Lee
President of the fund and chairman of its Investment Advisory Committee

July 24, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (or multiple): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Wilshire Real Estate Securities Index: A market capitalization-weighted index composed of publicly traded real estate investment trusts and real estate operating companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 11.13	$ 19.18	$ 25.33	$ 19.49	$ 17.90	$ 13.65
Investment activities						
Net investment income	0.28	0.48	0.36	0.37	0.34	0.43
Net realized and unrealized gain (loss)	(1.42)	(7.79)	(5.00)	6.69	2.19	4.49
Total from investment activities	(1.14)	(7.31)	(4.64)	7.06	2.53	4.92
Distributions						
Net investment income	(0.33)	(0.29)	(0.43)	(0.62)	(0.42)	(0.49)
Net realized gain	–	–	(1.08)	(0.60)	(0.52)	(0.18)
Tax return of capital	–	(0.45)	–	–	–	–
Total distributions	(0.33)	(0.74)	(1.51)	(1.22)	(0.94)	(0.67)
NET ASSET VALUE						
End of period	**$ 9.66**	**$ 11.13**	**$ 19.18**	**$ 25.33**	**$ 19.49**	**$ 17.90**

Ratios/Supplemental Data

Total return(1)	**(9.56)%**	**(39.08)%**	**(18.80)%**	**36.75%**	**14.54%**	**36.82%**
Ratio of total expenses to average net assets	0.79%(2)	0.75%	0.74%	0.78%	0.85%	0.90%
Ratio of net investment income to average net assets	6.26%(2)	2.85%	1.49%	1.60%	1.86%	2.74%
Portfolio turnover rate	12.8%	14.9%	32.5%	25.2%	18.3%	8.4%
Net assets, end of period (in millions)	$ 1,519	$ 1,585	$ 1,940	$ 2,333	$ 943	$ 641

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/04 Through 12/31/05‡
NET ASSET VALUE					
Beginning of period	$ 11.14	$ 19.17	$ 25.29	$ 19.48	$ 17.90
Investment activities					
Net investment income	0.27	0.34	0.34	0.31	0.32
Net realized and unrealized gain (loss)	(1.41)	(7.70)	(5.03)	6.67	2.19
Total from investment activities	(1.14)	(7.36)	(4.69)	6.98	2.51
Distributions					
Net investment income	(0.31)	(0.28)	(0.37)	(0.57)	(0.41)
Net realized gain	–	–	(1.08)	(0.60)	(0.52)
Tax return of capital	–	(0.42)	–	–	–
Total distributions	(0.31)	(0.70)	(1.45)	(1.17)	(0.93)
Redemption fees added to paid-in capital	0.05	0.03	0.02	–	–
NET ASSET VALUE					
End of period	**$ 9.74**	**$ 11.14**	**$ 19.17**	**$ 25.29**	**$ 19.48**

Ratios/Supplemental Data

Total return(1)	**(9.13)%**	**(39.15)%**	**(18.93)%**	**36.32%**	**14.43%**
Ratio of total expenses to average net assets	1.07%(2)	1.01%	1.00%	1.03%	0.93%
Ratio of net investment income to average net assets	5.93%(2)	2.15%	1.39%	1.35%	2.14%
Portfolio turnover rate	12.8%	14.9%	32.5%	25.2%	18.3%
Net assets, end of period (in thousands)	$ 59,670	$ 47,893	$ 36,490	$ 53,009	$ 17,753

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 89.7%		
REAL ESTATE 89.7%		
Apartment Residential 17.7%		
AvalonBay Communities, REIT	1,131,621	63,303
BRE Properties, Class A, REIT	1,827,400	43,419
Camden Property Trust, REIT	1,987,000	54,841
Equity Residential, REIT	2,769,900	61,575
Essex Property Trust, REIT	676,300	42,086
Post Properties, REIT	1,077,000	14,475
		279,699
Diversified 7.1%		
Cousins Properties, REIT	1,383,080	11,756
Vornado Realty Trust, REIT	1,676,298	75,484
Washington Real Estate Investment Trust, REIT	1,147,000	25,658
		112,898
Health Care 2.1%		
Healthcare Realty Trust, REIT	1,954,300	32,891
		32,891
Hotels/Lodging 6.9%		
Gaylord Entertainment (1)	1,152,200	14,644
Host Hotels & Resorts, REIT	4,088,500	34,303
LaSalle Hotel Properties, REIT (2)	1,288,100	15,895
Marriott, Class A	1,455,149	32,115
Starwood Hotels & Resorts Worldwide	537,700	11,937
		108,894
Industrial 5.4%		
AMB Property, REIT	1,851,000	34,817
DCT Industrial Trust, REIT	5,927,600	24,185
EastGroup Properties, REIT	802,500	26,498
		85,500

Weingarten Realty Investors, REIT	2,137,901	31,021
		236,974
Total Real Estate		1,417,157
Total Common Stocks (Cost $2,272,906)		1,417,157
CONVERTIBLE BONDS 8.4%		
Alexandria Real Estate Equities, 8.00%, 4/15/29 (3)	18,229,000	19,188
General Growth Properties, 3.98%, 4/15/27 (3)(4)	63,684,000	21,942
Kilroy Realty, 3.25%, 4/15/12 (3)	32,600,000	27,063
Macerich, 3.25%, 3/15/12 (3)	21,485,000	16,943
Prologis, 2.25%, 4/1/37	33,533,000	27,194
SL Green Realty, 3.00%, 3/30/27 (3)	24,118,000	20,232
Total Convertible Bonds (Cost $136,594)		132,562
SHORT-TERM INVESTMENTS 1.5%		
Money Market Funds 1.5%		
T. Rowe Price Reserve Investment Fund, 0.41% (2)(5)	22,923,076	22,923
Total Short-Term Investments (Cost $22,923)		22,923
Total Investments in Securities		
99.6% of Net Assets (Cost $2,432,423)		**$ 1,572,642**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Affiliated Companies
(3) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $105,368 and represents 6.7% of net assets.
(4) Issuer filed petition for Chapter 11 bankruptcy protection; the amount and timing of future liquidation distributions is uncertain.
(5) Seven-day yield
REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,432,423)	$ 1,572,642
Dividends and interest receivable	8,398
Receivable for shares sold	4,941
Cash	3
Other assets	39
Total assets	1,586,023
Liabilities	
Payable for shares redeemed	4,082
Investment management fees payable	812
Due to affiliates	140
Other liabilities	1,860
Total liabilities	6,894
NET ASSETS	$ 1,579,129
Net Assets Consist of:	
Overdistributed net investment income	$ (516)
Accumulated undistributed net realized loss	(424,739)
Net unrealized loss	(859,781)
Paid-in capital applicable to 163,466,958 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	2,864,165
NET ASSETS	$ 1,579,129
NET ASSET VALUE PER SHARE	
Investor Class	
($1,519,459,104 / 157,342,628 shares outstanding)	$ 9.66
Advisor Class	
($59,670,198 / 6,124,330 shares outstanding)	$ 9.74

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 6/30/09		Year Ended 12/31/08
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	44,254	$	58,808
Net realized loss		(301,917)		(119,751)
Change in net unrealized gain (loss)		114,362		(900,718)
Decrease in net assets from operations		(143,301)		(961,661)
Distributions to shareholders				
Net investment income				
Investor Class		(50,861)		(54,889)
Advisor Class		(1,671)		(1,151)
Tax return of capital		–		(36,827)
Decrease in net assets from distributions		(52,532)		(92,867)
Capital share transactions*				
Shares sold				
Investor Class		366,634		1,401,245
Advisor Class		48,638		73,304
Distributions reinvested				
Investor Class		28,865		53,647
Advisor Class		1,656		1,868
Shares redeemed				
Investor Class		(269,804)		(778,843)
Advisor Class		(34,175)		(41,619)
Redemption fees received		501		844
Increase in net assets from capital share transactions		142,315		710,446
Net Assets				
Decrease during period		(53,518)		(344,082)
Beginning of period		1,632,647		1,976,729
End of period	**$**	**1,579,129**	**$**	**1,632,647**
Undistributed (overdistributed) net investment income		(516)		7,762

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Real Estate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has two classes of shares: the Real Estate Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1997, and Real Estate Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $42,000 for the six months ended June 30, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $313,965,000 and $179,467,000, respectively, for the six months ended June 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain ordinary income and capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $46,934,000 and related to REIT dividends and net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, the fund had $64,968,000 of unused capital loss carryforwards, all of which expire in fiscal 2016.

At June 30, 2009, the cost of investments for federal income tax purposes was $2,432,423,000. Net unrealized loss aggregated $859,781,000 at period-end, of which $37,624,000 related to appreciated investments and $897,405,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $71,000 for Price Associates, $462,000 for T. Rowe Price Services, Inc., and $103,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, and the management fee rate for the Advisor Class was generally below the median for comparable funds. The information also indicated that the fund’s expense ratio (for both classes) was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Estate Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009